SUPPLEMENT DATED MARCH 1, 2021 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED SEPTEMBER 1, 2020
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK VECTORS ETF TRUST

IMPORTANT NOTICE REGARDING CHANGES IN INDEX, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus, and the current Statement of Additional Information (“SAI”) for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors Preferred Securities ex Financials ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

At a meeting held on February 24, 2021, the Board of Trustees of the Trust considered and unanimously approved: (i) changing the Fund’s benchmark index from the Wells Fargo® Hybrid and Preferred Securities ex Financials Index to the ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index; (ii) changing the Fund’s investment objective; and (iii) changing the Fund’s principal investment strategy.

The Board of Trustees of the Trust has approved a change to the Fund’s investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index. Effective on or after June 1, 2021 (the “Effective Date”), the Fund will seek to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index (the “Preferred Securities Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days’ prior written notice to shareholders.

In connection with this change, the Fund may experience additional portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. During the period of the transition, the Fund is likely to incur higher tracking error than is typical for the Fund.

Effective on the Effective Date, all references in the Fund’s Summary Prospectus, Prospectus and SAI to the “Wells Fargo® Hybrid and Preferred Securities ex Financials Index” will be deleted and replaced with the “ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index.”

In connection with the change to the Fund’s benchmark index, investment objective and principal investment strategy, on the Effective Date, the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund's benchmark index. The Preferred Securities Index is comprised of U.S. exchange-listed hybrid debt, preferred stock and convertible preferred stock issued by non-financial corporations (collectively, "Preferred Securities").

Preferred Securities generally pay fixed or variable rate distributions to preferred shareholders and such shareholders have preference over common shareholders in the payment of distributions and in the event of a liquidation of the issuer's assets, but are junior to most other forms of debt, including senior and subordinated debt. Preferred Securities may be subject to redemption or call provisions and may include those issued by small- and medium-capitalization companies. As of December 31, 2020, the Preferred Securities Index included 143 U.S.-listed securities of 71 issuers. The Fund's 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days' prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Preferred Securities Index by investing in a portfolio of securities that generally replicates the Preferred Securities Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Preferred Securities Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Preferred Securities Index.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended, and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Preferred Securities Index concentrates in an industry or group of industries. As of April 30, 2020, the Fund was concentrated in the utilities sector, and each of the communications and real estate sectors represented a significant portion of the Fund.

Additionally, the section entitled “WELLS FARGO® HYBRID AND PREFERRED SECURITIES EX FINANCIALS INDEX in the Prospectus is hereby deleted and replaced with the following:

ICE EXCHANGE-LISTED FIXED & ADJUSTABLE RATE NON-FINANCIAL PREFERRED SECURITIES INDEX

The Preferred Securities Index tracks the performance of exchange-listed US dollar denominated hybrid debt, preferred stock and convertible preferred stock publicly issued by non-financial corporations in the US domestic market. It includes both rated and unrated securities, and securities with either a fixed or floating rate coupon or dividend. Qualifying securities must be exchange listed and have either the NASDAQ or NYSE® as their primary exchange in order to be included in the index. In addition, qualifying securities must have at least $250 million face amount outstanding and at least one day remaining to maturity and at least 250,000 average monthly trading volume over the previous six-month period.

The Preferred Securities Index constituents are capitalization-weighted and the index is rebalanced on the last calendar day of the month. ICE Data Indices LLC (“ICE Data”), as the Preferred Securities Index Administrator, may at any time delay or change a scheduled rebalancing or reconstitution of the Preferred Securities Index or the implementation of certain rules at its sole discretion.

Additionally, the section entitled “License Agreements and Disclaimers” in the Prospectus and SAI with respect to the Fund is hereby deleted in its entirety and replaced with the following:

The Adviser has entered into a licensing agreement with ICE Data to use the Preferred Securities Index. VanEck Vectors Preferred Securities ex Financials ETF is entitled to use the Preferred Securities Index pursuant to a sub-licensing arrangement with the Adviser.

Source ICE Data, is used with permission. ICE and NYSE are service/trademarks of ICE Data or its affiliates. Such trademarks have been licensed, along with the Preferred Securities Index for use by Van Eck Associates Corporation in connection with VanEck Vectors® Preferred Securities ex Financials

ETF (the “Product”). Neither Van Eck Associates Corporation (the “Licensee”) nor the Product, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Licensee or the ability of the Preferred Securities Index to track general stock market performance. ICE Data’s only relationship to the Licensee is the licensing of certain trademarks and trade names and the Preferred Securities Index or components thereof. The Preferred Securities Index is determined, composed and calculated by ICE Data without regard to the Licensee or the Product or its holders. ICE Data has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Preferred Securities Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Licensee or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.

Please retain this supplement for future reference.